UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

PFS Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-56602	92-2956265
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1730 Fourth Street, Peru, Illinois	61354
(Address of Principal Executive Offices)	(Zip Code)

(815) 223-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of PFS Bancorp, Inc. (the “Company”) was held on May 21, 2026. The final results of the vote on each matter submitted to a vote of stockholders are as follows:

1.	The following individuals were elected to serve as directors of the Company, each for a three-year term or until his or her successor is duly elected and qualified, by the following vote:
	For	Withhold	Broker Non-Votes
James J. Brady, IV	777,262	40,867	413,250
Eric J. Heagy	777,387	40,742	413,250

2.	The appointment of Wipfli LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, was ratified by the following vote:
For	Against	Abstentions	Broker Non-Votes
1,228,428	2,496	455	-0-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFS BANCORP, INC.

Date: May 21, 2026	By:	/s/ Eric J. Heagy
Eric J. Heagy
President, Chief Executive Officer
and Chief Financial Officer